SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                           ________________________


                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                     December 15, 2004 (December 9, 2004)


                          KNIGHT TRADING GROUP, INC.
            (Exact name of registrant as specified in its charter)


        DELAWARE                        001-14223            22-3689303
(State or Other Jurisdiction          (Commission          (IRS Employer
     of Incorporation)                File Number)         Identification No.)


     525 Washington Boulevard, Jersey City, NJ                        07310
     (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code (201) 222-9400


         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.     Completion of Acquisition or Disposition of Assets

         On December 9, 2004, Knight Trading Group, Inc. ("Knight" or the "Company") completed the sale of its Derivative Markets business, comprised of substantially all of the assets and certain liabilities of two of its wholly-owned indirect subsidiaries, Knight Financial Products LLC ("KFP") and Knight Execution Partners LLC ("KEP"), to Citigroup Financial Products Inc. pursuant to an asset purchase agreement, dated August 8, 2004, as amended (the "Asset Purchase Agreement"). In accordance with the terms of the Asset Purchase Agreement, the purchase price was approximately $237 million in cash, subject to adjustment based on the adjusted book value of the Derivative Markets business at the time the deal closed.

         The foregoing description of the Asset Purchase Agreement is qualified in its entirety by the full text of such document, as amended, which is incorporated by reference herein. On December 10, 2004, Knight issued a press release announcing the completion of the sale of its Derivatives Markets business. A copy of the press release is filed herewith as Exhibit 99.2 pursuant to Item 9.01.


Item 9.01.     Financial Statement and Exhibits

         (a)      None.

         (b)      Pro forma Financial Information.

                  The pro forma financial information required to be filed pursuant to Item 9.01(b) of Form 8-K is attached hereto as
                  Exhibit 99.1.

         (c)      Exhibits.

                  Exhibit 2.1 - Asset Purchase Agreement by and among Citigroup Financial Products Inc. and KFP Holdings I LLC, Knight Financial Products LLC and Knight Execution Partners LLC, dated August 8, 2004 (incorporated by reference herein from Exhibit 2.1 to the Form 8-K filed by the Company on August 9, 2004).

                  Exhibit 2.2 - Amendment No. 1 to the Asset Purchase Agreement by and among Citigroup Financial Products Inc. and KFP Holdings I LLC, Knight Financial Products LLC and Knight Execution Partners LLC, dated December 9, 2004.

                  Exhibit 99.2 - Press Release of Knight Trading Group, Inc. dated December 10, 2004.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned's duly authorized signatory.

Dated: December 15, 2004

                                       KNIGHT TRADING GROUP, INC.


                                       By:     /s/ Andrew M. Greenstein
                                               -------------------------------
                                       Name:   Andrew M. Greenstein
                                       Title:  Director, Corporate Counsel and
                                               Assistant Secretary


EXHIBIT INDEX

Exhibit No.       Description

2.1 Asset Purchase Agreement by and among Citigroup Financial Products Inc. and KFP Holdings I LLC, Knight Financial Products LLC and Knight Execution Partners LLC, dated August 8, 2004 (incorporated by reference herein from Exhibit 2.1 to the Form 8-K filed by the Company on August 9, 2004).

2.2 Amendment No. 1 to the Asset Purchase Agreement by and among Citigroup Financial Products Inc. and KFP Holdings I LLC, Knight Financial Products LLC and Knight Execution Partners LLC, dated December 9, 2004.

99.1              Unaudited Pro Forma Financial Information.

99.2              Press Release of Knight Trading Group, Inc. issued on
                  December 10, 2004.